UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pacific Biosciences of California, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

Below is a form of email that Pacific Biosciences of California, Inc. employees have sent to certain investors in connection with outreach regarding our 2022 Annual Meeting of Stockholders.

From:

Date:

To: Cc:

Subject: PacBio Annual Meeting of Stockholders

In case you missed our filing, our annual meeting is scheduled for Wednesday, May 25, 2022, and you can find our Proxy and Annual Report at https://investor.pacificbiosciences.com/financial-information/annual-reports.

We want to check-in and speak with you about our proposals and see if you have any questions. We’re encouraging you to vote ‘FOR’ all three ballot items.

Our team is pretty flexible for a call [_______]. We’ll also be available for in-person meetings in [_____] if you want to meet in person.

Please let us know if you’d like a call or meeting, and we’d be happy to schedule.

Best,